MasterCard Incorporated 3 rd Quar ter 2008 Financial Results Conference Call November 3, 2008 Exhibit 99.2

2 Business Update • Economic Overview • Business Overview • Recent Litigation Settlement

Items for Consideration
• Initial thoughts for 2009:
–
Net revenue growth will be lower than longer-term objective range
–
Operating expenses will be essentially flat over 2008 levels
• Longer-term objectives remain in place
–
Objectives assume constant FX
–
Recent global economic and financial environments lead to ongoing evaluation

$ 2.47
$     322
548
41.0%
790
$  1,338
3Q 2008
adjusted for
special
items*
2.31
314
353
32.6%
730
$       1,083
3Q 2007
adjusted for
special
items*
$ (1.49)
$ (194)
(279)
(20.9%)
1,617
$ 1,338
3Q 2008
Actual
6.9 Diluted EPS
2.3 Net income (loss)
8.3 Total operating expenses
55.2
8.4 ppts
Operating income (loss)
Operating margin
23.6 Net revenue
YOY
adjusted
Growth %
3rd Quarter Selected Financial Performance
($ in millions, except percentages and per share data)
Note: Figures may not sum due to rounding
*See Appendix A for a GAAP reconciliation of special items for the three months ended September 30,  2007 and 2008
$
$

MasterCard Branded Volume (GDV)
3rd Quarter 2008
Note: Figures may not sum due to rounding
4.7 4.7 268 United States
12.3 14.8 662 Worldwide
16.0 16.5 27 Canada
32.9 27.2 14 South Asia/Middle East/Africa
21.3 23.6 95 Asia Pacific
15.5 24.0 48 Latin America
16.8 23.0 209 Europe
Local
Currency
U.S.
Dollar
GDV
($  billions)
YOY Growth
Rate %
(SAMEA)

3rd Quarter Revenue - Operations Fees
($ in millions)
•
Net operations fees increased
25.8%, or $204, to $996
•
Gross operations fees increased
24.8%, or $218, to $1,097.  Key
drivers included:
–
Processed transactions
growth of 13.0%
–
GDV growth of 14.8%
*
–
Cross-border fee increases
and 18.0% volume growth
•
Net operations fees as a % of
gross improved slightly
* On a U.S. dollar basis
$996
$792
$0
$150
$300
$450
$600
$750
$900
$1,050
3Q07 3Q08
85%
88%
91%
94%
97%
100%
Net Operations Fees
Net Operations Fees as a % of Gross Operations Fees

3rd Quarter Revenue - Assessments
($ in millions)
•
Net assessments increased
17.5%, or $51, to $342
•
Gross assessments increased
15.0%, or $79, to $604 due to
strong GDV growth of 14.8%
*
•
Net assessments as a % of
gross assessments improved
slightly
* On a U.S. dollar basis
$291
$342
$0
$50
$100
$150
$200
$250
$300
$350
$400
3Q07 3Q08
20%
30%
40%
50%
60%
70%
80%
Net Assessment Fees
Net Assessment Fees as a % of Gross Assessment Fees

3rd Quarter Operating Expenses
($ in Millions)
*See Appendix A for a GAAP reconciliation of special items for the three months ended September 30, 2007 and  2008
Excluding special items
*
:
•
Total operating expenses increased
8.3%, or $60, to $790
•
G&A increased 14.1%, or $61, to
$494 primarily due to:
–
Higher personnel costs for new
hires and contractors
–
Foreign currency losses
–
Litigation expenses
•
A&M increased 1.1%, or $3, to $267
primarily due to currency fluctuations
$433
$494
$264
$267
$22
$29
$0
$100
$200
$300
$400
$500
3Q07 3Q08
General & Administrative Advertising & Marketing
Depreciation & Amortization
Full-year 2008 outlook:
• G&A growth rate will approximate the 13.6% year-to-date growth
• Total A&M spend will be lower than full-year 2007

Cash Flow Statement and
Balance Sheet Highlights
• Generated $388 million in cash flow from operations during the third quar ter; and $931 million during the nine months ended September 30,
2008
• Cash, cash equivalents and current available-for-sale securities of
$2.8 billion at September 30, 2008
• Litigation settlement impacts
• Reclassification from long-term to shor t-term debt and related assets

MasterCard Worldwide

MasterCard Worldwide

The Heart of Commerce™

10

Appendix A:
GAAP Reconciliation
a Discover litigation settlement
NM = Not meaningful
Figures may not sum due to rounding
($ million) YOY Growth
Actual
Special
Items As Adjusted Actual
Special
Items
As
Adjusted
As Adjusted
Revenues, net $         1,338 $           - $       1,338 $      1,083 $            - $       1,083 23.6%
Operating Expenses
General and administrative 494 - 494 433 - 433 14.1%
Advertising and marketing
267
-
267 264
-
264 1.1%
Litigation settlements
828 828
a
- - - - -
Charitable contributions to the MasterCard Foundation
-
- - 10 - 10 NM
Depreciation and amortization
29
-
29
22 -
22 29.0%
Total operating expenses 1,617
828 790 730 - 730 8.3%
Operating income (loss)
(279) 828 548 353 - 353 55.2%
Operating Margin
(20.9%) - 41.0% 32.6% - 32.6% 8.4 ppt.
Other Income (Expense)
Investment income, net
23 23 146 - 146 (84.5%)
Interest expense
(36)
-
(36) (16) - (16) 120.9%
Other income, net
(1)
-
(1) (1) (1) (18.7%)
Total other income (expense)
(14) - (14) 129 - 129 (111.2%)
Income (loss) before income taxes
(294) 828 534 482 - 482 10.7%
Income tax expense (benefit)
(100) 312 212 168 - 168 26.3%
Net Income (Loss) $          (194) $         516 $          322 $         314 $            - $314 2.3%
Basic Net Income (Loss) per Share $         (1.49) $        3.97 $         2.48 $        2.32 $            - $         2.32 6.9%
Diluted Net Income (Loss) per Share
$         (1.49) $        3.96 $         2.47 $        2.31 $            - $         2.31 6.9%
For the three months ended 9/30/08 For the three months ended 9/30/07